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                                                                   Exhibit 10.17
                                                                   -------------


                                   AMENDMENT

                                    to the

                          EMPLOYEES' RETIREMENT PLAN
                                OF AMETEK, INC.
                                ---------------

                                Amendment No. 1
                                ---------------

     WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

     WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1989; and

     WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

     WHEREAS, AMETEK now desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  A new Appendix is hereby added to the Plan to read, in its
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entirety, as follows:

                               "APPENDIX XXVIII

                        SPECIAL PROVISIONS RELATING TO
                           CERTAIN EMPLOYEES OF THE
                      U.S. GAUGE DIVISION OF AMETEK, INC.
                      -----------------------------------

          1. The provisions of this Appendix XXVIII shall apply to each non-union employee of the U.S. Gauge Division of AMETEK, Inc. ("U.S. Gauge") who (i) was an employee of Schlumberger Industries, Inc. (the "Predecessor Employer") immediately prior to the acquisition by the Company from the Predecessor Employer of the assets of the Predecessor Employer which compromised its Weston USA Transducer Division, and
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     (ii) either directly transferred employment from the Predecessor Employer to U.S. Gauge or within a reasonable period of time after the acquisition transferred employment from the Predecessor Employer to U.S. Gauge in connection with such acquisition. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XXVIII.

          2. Each Covered Employee who had attained age 21 and completed one year of credited service with the Predecessor Employer on August 25, 1989 shall be eligible to participate in the Plan as of his date of hire with the Company. If a Covered Employee has completed less than 5 years of Credited Service with the Company at his Severance From Service Date, his Average Annual Compensation shall be determined using his Compensation earned as an Employee of the Company.

          3. Any Covered Employee not referred to in Section 2 of this Appendix XXVIII shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirement set forth in Article II of the Plan.

          4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under the Plan pursuant to Section 2 of this Appendix XXVIII, and for the purpose of determining any Covered Employee's nonforfeitable right to an Accrued Annual Pension under the Plan, Credited Service of such Covered Employee shall be deemed to have commenced on the first day of the most recent period of continuous service with the Predecessor Employer. For all other purposes, a Covered Employee's Credited Service shall commence on his date of hire with the Company.

          5. Defined terms used in this Appendix XXVIII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc."

          SECOND:  The provisions of this Amendment 1 shall be effective as of
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August 25, 1989.

          IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer and its corporate seal to be affixed on this 6th day of July, 1994.


                                         AMETEK, Inc.

                                         By: /s/ Robert W. Yannarell
                                             -----------------------
ATTEST:

/s/ Dorothy M. Misetic
--------------------------

(Seal)